NUMBER 0

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

INFERX CORPORATION

75,000,000 SHARES PAR VALUE $.0001 EACH
COMMON STOCK

See Reverse for Certain Definitions

This is to Certify that ______________________ **is the owner of**

____

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
INFERX CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFERS MIN ACT-...............Custodian .... (Cust) (Minor)	
TEN ENT	- as tenants by the entireties	under Uniform Transfers to Minors Act.. (State)	
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list

For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________ ________

In presence of

____

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.